UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2019

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
American States Water Company Common Shares	AWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                                                                                             ☐

Item 5.02.           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Mr. Patrick R. Scanlon, Vice President - Water Operations of Golden State Water Company (“GSWC”), a wholly owned subsidiary of American States Water Company, retired from his position at GSWC on May 17, 2019 at the age of 61.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders was held on May 21, 2019.  The results of voting on each of the matters submitted to a vote are set forth below.

The following table presents the voting results of the election of Class II directors at this meeting:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dr. Diana M. Bontá	26,454,380	700,244	7,257,448
Ms. Mary Ann Hopkins	26,920,409	234,215	7,257,448
Mr. Robert J. Sprowls	26,857,414	297,210	7,257,448

Prior to her election as a Class II director, Ms. Hopkins had not previously served on the board of directors of American States Water Company or any of its committees.  The board of directors has determined that Ms. Hopkins is an independent director of the Company. There is no arrangement or understanding between Ms. Hopkins and any other person pursuant to which she was appointed a director of the Company.  Ms. Hopkins has not had any direct or indirect material interest in any transaction between the Company or any of its subsidiaries involving more than $120,000 during the last fiscal year nor is there any such proposed transaction.  For more details, see the Company’s proxy statement for the 2019 annual meeting of shareholders filed with the Securities and Exchange Commission.

The advisory vote on the compensation of the Company’s named executive officers as described in the Company’s proxy statement, received the votes presented below.  97.7% of the total votes cast either in favor of or against the Company’s executive compensation plan were cast in favor of the plan.

•                  26,283,277 shares voted in favor

•                  620,885 shares voted against

•                  250,462 shares abstained from voting

•                  7,257,448 shares broker non-votes

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, with 33,533,004 voting in favor of the appointment, 633,541 shares voting against the appointment and 245,527 shares abstaining from voting on the appointment.

Item 8.01.                                        Other Events

On May 21, 2019, the board of directors of American States Water Company appointed Ms. Anne M. Holloway as the new chairman of the board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date: May 23, 2019	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer